UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 11, 2007

Accredited Mortgage Loan REIT Trust

(Exact name of Registrant as specified in its charter)

Maryland	001-32276	35-2231035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.01—Change in Control of Registrant.

Accredited Home Lenders, Inc. (“AHL”), a wholly owned subsidiary of Accredited Home Lenders Holding Co. (“Accredited”), owns all of Accredited Mortgage Loan REIT Trust’s (the “Company”) common stock, which provides AHL with 85% of the voting power over the Company. Accredited through its control of AHL has indirect control over the Company.

As previously announced, on June 4, 2007, Accredited entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LSF5 Accredited Investments, LLC (“Parent”) and LSF5 Accredited Merger Co. (“Purchaser”). Pursuant to the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) to purchase all outstanding shares of common stock of Accredited, par value $0.001 per share (the “Shares”) at $11.75 per Share net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 19, 2007, and the related Letter of Transmittal, each as amended and supplemented. The Offer expired at 12:00 midnight, New York City time, on Friday, October 5, 2007, and on October 11, 2007, Purchaser accepted and paid for all Shares validly tendered and not withdrawn in the Offer, which represented more than 90% of Accredited’s outstanding Shares. The funds for the purchase came from the working capital of Purchaser.

The foregoing description of the Merger Agreement, as amended, is qualified in its entirety by references to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Accredited on June 4, 2007, the First Amendment, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Accredited on June 18, 2007 and the Second Amendment, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Accredited on September 20, 2007.

Section 8—Other Events

Item 8.01—Other Events.

On October 12, 2007, Accredited, the parent of the Company, issued a joint press release, together with Lone Star Fund V (U.S.), L.P. (through its affiliate Lone Star U.S. Acquisitions, LLC) announcing the closing of the tender and the completion of the merger between Accredited and Parent. The full text of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits:

(d)	Exhibits:

99.1	Joint Press Release by Accredited Home Lenders Holding Co. and LSF5 Accredited Investments, LLC, dated October 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan REIT Trust

Date: October 12, 2007
	By:	/s/ David E. Hertzel
David E. Hertzel General Counsel

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Joint Press Release by Accredited Home Lenders Holding Co. and LSF5 Accredited Investments, LLC, dated October 12, 2007.